                                                                   EXHIBIT 10.39

                              AMENDMENT NUMBER TWO
                                       TO
                     BIZNESSONLINE.COM, INC. LOAN DOCUMENTS

                (To Restructure Various Aspects of the Facility)

     THIS AMENDMENT NUMBER TWO TO BIZNESSONLINE.COM, INC. LOAN DOCUMENTS (as may be amended, modified and otherwise supplemented from time to time hereafter, this "Amendment") is made and effective as of December 31, 2001 (the "Amendment Number Two Closing Date"), BY AND AMONG BIZNESSONLINE.COM, INC. ("BiznessOnline"), AND each direct and indirect Subsidiary of BiznessOnline, including any successor or permitted assignee thereof (each a "Borrower" and collectively the "Borrowers"), AND EACH FINANCIAL INSTITUTION THAT FROM TIME TO TIME IS A "LENDER" UNDER THE LOAN DOCUMENTS (each, a "Lender"; collectively, the "Lenders"), AND MCG CAPITAL CORPORATION (as assignee of MCG Finance Corporation, AND including any successor, transferee, participant, pledgee and assignee thereof, "Administrative Agent"), as a Lender and as administrative agent for the Lenders.

                                 R E C I T A L S

     WHEREAS, Borrowers, Administrative Agent and Lenders have entered into a certain Credit Facility Agreement dated as of March 16, 2000 (as amended and modified prior to the date hereof, including as amended by that certain Amendment Number One to BiznessOnline.com, Inc. Loan Documents dated as of December 13, 2000 (as amended from time to time, "Amendment One"), the "Original Credit Agreement"; as amended hereby and as may be further amended and modified hereafter, the "Credit Agreement") pursuant to which Borrowers have borrowed $17.0 million from Lenders on a senior secured basis under a term loan arrangement; AND

     WHEREAS, Borrowers desire and have requested Lenders to convert and exchange $5.0 million of the term loan indebtedness and all of the existing warrants issued to Lenders (but not any of the common stock actually owned by any of the Lenders) to purchase a new series of preferred stock and warrants and to otherwise restructure various aspects of the Term Loan Facility; AND

     WHEREAS, to facilitate the foregoing, each Borrower desires to correspondingly amend and modify the Credit Agreement and the various related loan documents -- INCLUDING, WITHOUT LIMITATION, the promissory note, the security agreements, and the other agreements and documents executed in connection therewith (collectively, as amended and modified prior to the date hereof, the "Original Loan Documents"; as amended hereby and as may be further amended and modified hereafter, the "Loan Documents"); AND

     WHEREAS, each Borrower has determined that it is in its best interest to execute this Amendment inasmuch as each such Borrower will derive substantial direct and indirect benefits from the amendments contemplated hereby; AND

     WHEREAS, Administrative Agent and Lenders are willing to accommodate Borrowers upon and subject to the terms, conditions and provisions of this Amendment;

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the other Loan Documents, and other good and valuable consideration (receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound hereby, each Borrower, Administrative Agent and each Lender hereby agree as follows:

               ARTICLE 1: THE EXTENSION, AMENDMENT AND SUPPLEMENT

     1.1. PARTIAL CONVERSION OF OBLIGATIONS TO PREFERRED STOCK. Notwithstanding any restrictions set forth in the Credit Agreement, Administrative Agent and Lenders hereby consent to the exchange and conversion of $5.0 million of the Obligations and all of the existing warrants issued to Lenders into a new series of preferred stock and new warrants pursuant to the terms and conditions set forth in that certain Preferred Stock and Warrant Purchase Agreement between BiznessOnline and MCG Capital Corporation dated as of the date hereof (as amended from time to time, the "Purchase Agreement"; such conversion, the "Conversion"). Upon execution of the Purchase Agreement (and satisfaction or waiver of each condition precedent thereunder), Borrowers shall be deemed to have made a $5.0 million payment of the principal balance of the Obligations. NOTWITHSTANDING THE FOREGOING, (a) if for any reason such purchase or Conversion is at any time unwound, cancelled or otherwise voided for any reason, THEN such deemed payment under this Section 1.1 shall be similarly unwound, cancelled or otherwise voided AND such Obligations (including interest thereon) shall be automatically reinstated as though no such payment had ever occurred, AND (b) if any shares of Preferred Stock owned by any Lender are at any time exchanged for debt in accordance with Section 7 of the Certificate of Designation of Rights and Preferences of Senior Preferred Stock of BiznessOnline, THEN such deemed payment under this Section 1.1 shall be cancelled to the extent of the Exchanged Debt (as defined in such Certificate of Designation) AND such Obligations (including interest thereon) shall be automatically reinstated to the extent of the amount of such Exchanged Debt as though no such payment had ever occurred.

     1.2. AMENDED CREDIT LIMIT. Upon execution of the Purchase Agreement (and satisfaction or waiver of each condition precedent thereunder), the phrase "Term Loan Commitment" (as defined in the Original Credit Agreement) shall automatically be amended to mean $14.25 million, of which $13.5 million shall be designated as TRANCHE A AND $750,000 shall be designated as TRANCHE B. In addition, all references in the Original Loan Documents (including the Original Credit Agreement, the promissory note and the security agreements) to the amount of "principal" available, guaranteed or otherwise secured in connection herewith and therewith is hereby similarly amended to mean $14.25 million (which amount hereafter shall be automatically increased to the extent that any Obligations under the Original Loan Documents are hereafter reinstated in accordance with
Section 1.1 hereof).

     1.3. TERM LOAN MATURITY DATE - REVISED. The phrase "Term Loan Maturity Date" (as defined in the Original Credit Agreement) is hereby amended to mean June 30, 2004 (as may be extended from time to time in Lenders' sole and absolute discretion).

     1.4. USE OF PROCEEDS - REVISED. Section 1.1.3 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

          "1.1.3. USE OF PROCEEDS. The funds advanced under this Term Loan Facility may be used exclusively as follows:

                  a. To renew, continue, and restructure on the Amendment Number Two Closing Date (using Tranche A) the indebtedness owed by Borrowers to Lenders under the Credit Agreement (INCLUDING payment to Lenders of accrued but unpaid Deferred Interest in the amount of $572,459.84 AND payment to Lenders of accrued but unpaid Current Interest in the amount of $957,071.27), AND

                  b. Up to $500,000, to fund (using Tranche B) negotiated settlements with certain vendors and to pay certain accounts payable, SUBJECT TO the prior consent and approval of the Required Lenders (in their sole and absolute discretion); AND

                  c. Up to $250,000, to pay (using Tranche B) current interest due under the Loan Documents, as advanced monthly and from time to time as required in the sole discretion of the Required Lenders (the "Interest Reserve"); AND

                  d. The balance of the Available Credit Portion (if any) to pay
     (i) for fees and expenses associated with consummating and documenting the transactions contemplated by this Amendment, AND (ii) for such other items as specifically authorized hereunder or in writing by Required Lenders (in their sole and absolute discretion)."

     1.5. RATE MARGIN-REVISED. Section 1.1.5.5 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

          "1.1.5.5. APPLICABLE RATE MARGINS. The Current Interest Rate Margin and the Deferred Interest Rate Margin applicable to the Term Loan Facility will be established as of the Amendment Number Two Closing Date, AND as of July 1, 2002, AND as of January 1, 2003.

          The CURRENT INTEREST RATE MARGIN shall be (1) 1% for amounts accruing at an Adjusted LIBO Rate AND 0% for amounts accruing at the Prime Rate from the Amendment Number Two Closing Date through June 30, 2002, AND (2) 3% for amounts accruing at an Adjusted LIBO Rate AND 2% for amounts accruing at the Prime Rate from July 1, 2002 through December 31, 2002, AND (3) 8.75% for amounts accruing at an Adjusted LIBO Rate AND 7.75% for amounts accruing at the Prime Rate as of and after January 1, 2003.

          The DEFERRED INTEREST RATE MARGIN shall be (a) 7.75% from the Amendment Number Two Closing Date through June 30, 2002, AND (b) 5.75% from July 1, 2002 through December 31, 2002, AND (c) 0% as of and after
     January 1, 2003."

     1.6. INTEREST PAYMENTS - REVISED. Section 1.1.6.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

               "1.1.6.1. INTEREST PAYMENTS.

                        a. PAYMENT OF CURRENT INTEREST. Current Interest accrued under the Term Loan Facility is due and payable monthly in arrears on the last calendar day of each month and also, at the option of Administrative Agent, on the last calendar day of each Interest Period for any Portion accruing interest at an Adjusted LIBO Rate. Upon prior written notice of at least 30 calendar days from Administrative Agent to Borrowers, Administrative Agent may change the date during a month on which such payments are due and payable. Administrative Agent, at the election of the Required Lenders, may at any time apply an Advance under Tranche B from the Interest Reserve to pay current interest due unless Borrowers shall make payment thereof as and when due and payable.

                        b. PAYMENT OF DEFERRED INTEREST. The accrued Deferred Interest (including all interest thereon) shall be due and payable in full in one lump sum upon the earliest occurrence of any of the following events: (a) the Term Loan Maturity Date, OR (b) the date that all the Obligations hereunder are paid in full and the Loan Documents are terminated, OR (c) the occurrence of any Event of Default, OR (d) the acceleration of the Obligations."

     1.7. ADJUSTMENT TO AMORTIZATION.

          a. Section 1.1.6.2 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

          "1.1.6.2. RESERVED. [Payment of entire remaining principal balance is due and payable on the Term Loan Maturity Date under Section 1.1.6.4.]"

          b. Section 1.1.6.3 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

          "1.1.6.3. PRINCIPAL PAYMENTS - EXCESS CASH FLOW SWEEP. A quarterly principal prepayment equal to 50% of Excess Cash Flow for the immediately preceding fiscal quarterly is due and payable in its entirety in immediately available funds on or before each February 15th, May 15th, August 15th and October 15th of each year, commencing with May 15, 2003, AND such prepayments shall be applied to the outstanding principal balances in the inverse order of maturity."

     1.8. FINANCIAL AND OPERATING COVENANTS - REVISED. Section 4.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

     "4.1. FINANCIAL AND OPERATING COVENANTS AND RATIOS. As of the end of each month -- beginning with the month ending January 31, 2002 -- Borrowers will satisfy each of the following financial and operating ratios and characteristics, each of which will be determined using GAAP consistently applied, except as otherwise expressly provided:

           4.1.1. MINIMUM MONTHLY REVENUE. Revenue (as defined and calculated in accordance with GAAP) for the relevant month of AT LEAST the following amounts (WHICH covenant shall be measured as of the last day of each month and shall be reported monthly under Section 4.2.1):

              -----------------------------------------------------
                    PERIOD                            AMOUNT
              -----------------------------------------------------
                 January 2002                       $1,450,000
              -----------------------------------------------------
                 February 2002                      $1,450,000
              -----------------------------------------------------
                  March 2002                        $1,450,000
              -----------------------------------------------------
                  April 2002                        $1,450,000
              -----------------------------------------------------
                   May 2002                         $1,500,000
              -----------------------------------------------------
                   June 2002                        $1,500,000
              -----------------------------------------------------
                   July 2002                        $1,500,000
              -----------------------------------------------------
                  August 2002                       $1,500,000
              -----------------------------------------------------
                September 2002                      $1,550,000
              -----------------------------------------------------
                 October 2002                       $1,550,000
              -----------------------------------------------------
                 November 2002                      $1,600,000
              -----------------------------------------------------
                 December 2002                      $1,600,000
              -----------------------------------------------------
                 January 2003                       $1,650,000
              -----------------------------------------------------
                 February 2003                      $1,650,000
              -----------------------------------------------------
                  March 2003                        $1,700,000
              -----------------------------------------------------
                  April 2003                        $1,700,000
              -----------------------------------------------------
                   May 2003                         $1,750,000
              -----------------------------------------------------
                   June 2003                        $1,750,000
              -----------------------------------------------------
                   July 2003                        $1,800,000
              -----------------------------------------------------
                  August 2003                       $1,800,000
              -----------------------------------------------------
                September 2003                      $1,850,000
              -----------------------------------------------------
                 October 2003                       $1,900,000
              -----------------------------------------------------
                 November 2003                      $1,900,000
              -----------------------------------------------------
                 December 2003                      $1,900,000
              -----------------------------------------------------

              -----------------------------------------------------
                    PERIOD                            AMOUNT
              -----------------------------------------------------
                 January 2004                       $2,000,000
              -----------------------------------------------------
                 February 2004                      $2,000,000
              -----------------------------------------------------
                  March 2004                        $2,000,000
              -----------------------------------------------------
                  April 2004                        $2,050,000
              -----------------------------------------------------
                   May 2004                         $2,050,000
              -----------------------------------------------------
                June 2004 (and                      $2,050,000
                  thereafter)
              -----------------------------------------------------

          4.1.2. MINIMUM MONTHLY VOICE REVENUE. Voice Revenue for the relevant month of AT LEAST the following amounts (WHICH covenant shall be measured as of the last day of each month and shall be reported monthly under Section 4.2.1):

              -----------------------------------------------------
                    PERIOD                            AMOUNT
              -----------------------------------------------------
                 January 2002                        $500,000
              -----------------------------------------------------
                 February 2002                       $500,000
              -----------------------------------------------------
                  March 2002                         $500,000
              -----------------------------------------------------
                  April 2002                         $500,000
              -----------------------------------------------------
                   May 2002                          $500,000
              -----------------------------------------------------
                   June 2002                         $500,000
              -----------------------------------------------------
                   July 2002                         $500,000
              -----------------------------------------------------
                  August 2002                        $500,000
              -----------------------------------------------------
                September 2002                       $500,000
              -----------------------------------------------------
                 October 2002                        $500,000
              -----------------------------------------------------
                 November 2002                       $500,000
              -----------------------------------------------------
                 December 2002                       $500,000
              -----------------------------------------------------
                 January 2003                        $500,000
              -----------------------------------------------------
                 February 2003                       $500,000
              -----------------------------------------------------
                  March 2003                         $500,000
              -----------------------------------------------------
                  April 2003                         $500,000
              -----------------------------------------------------
                   May 2003                          $500,000
              -----------------------------------------------------
                   June 2003                         $500,000
              -----------------------------------------------------
                   July 2003                         $500,000
              -----------------------------------------------------
                  August 2003                        $500,000
              -----------------------------------------------------
                September 2003                       $500,000
              -----------------------------------------------------

              -----------------------------------------------------
                    PERIOD                            AMOUNT
              -----------------------------------------------------
                 October 2003                        $500,000
              -----------------------------------------------------
                 November 2003                       $500,000
              -----------------------------------------------------
                 December 2003                       $500,000
              -----------------------------------------------------
                 January 2004                        $500,000
              -----------------------------------------------------
                 February 2004                       $500,000
              -----------------------------------------------------
                  March 2004                         $500,000
              -----------------------------------------------------
                  April 2004                         $500,000
              -----------------------------------------------------
                   May 2004                          $500,000
              -----------------------------------------------------
                June 2004 (and                       $500,000
                  thereafter)
              -----------------------------------------------------

          4.1.3. MINIMUM MONTHLY COLLABORATIVE REVENUE. Collaborative Revenue for the relevant month of AT LEAST the following amounts (WHICH covenant shall be measured as of the last day of each month and shall be reported monthly under
Section 4.2.1):

              -----------------------------------------------------
                    PERIOD                            AMOUNT
              -----------------------------------------------------
                 January 2002                        $ 40,000
              -----------------------------------------------------
                 February 2002                       $ 40,000
              -----------------------------------------------------
                  March 2002                         $ 40,000
              -----------------------------------------------------
                  April 2002                         $ 50,000
              -----------------------------------------------------
                   May 2002                          $ 60,000
              -----------------------------------------------------
                   June 2002                         $ 70,000
              -----------------------------------------------------
                   July 2002                         $ 80,000
              -----------------------------------------------------
                  August 2002                        $ 90,000
              -----------------------------------------------------
                September 2002                       $ 95,000
              -----------------------------------------------------
                 October 2002                        $100,000
              -----------------------------------------------------
                 November 2002                       $105,000
              -----------------------------------------------------
                 December 2002                       $110,000
              -----------------------------------------------------
                 January 2003                        $120,000
              -----------------------------------------------------
                 February 2003                       $130,000
              -----------------------------------------------------
                  March 2003                         $140,000
              -----------------------------------------------------
                  April 2003                         $160,000
              -----------------------------------------------------
                   May 2003                          $180,000
              -----------------------------------------------------
                   June 2003                         $200,000
              -----------------------------------------------------

              -----------------------------------------------------
                    PERIOD                            AMOUNT
              -----------------------------------------------------
                   July 2003                         $220,000
              -----------------------------------------------------
                  August 2003                        $240,000
              -----------------------------------------------------
                September 2003                       $260,000
              -----------------------------------------------------
                 October 2003                        $280,000
              -----------------------------------------------------
                 November 2003                       $300,000
              -----------------------------------------------------
                 December 2003                       $320,000
              -----------------------------------------------------
                 January 2004                        $340,000
              -----------------------------------------------------
                 February 2004                       $360,000
              -----------------------------------------------------
                  March 2004                         $380,000
              -----------------------------------------------------
                  April 2004                         $400,000
              -----------------------------------------------------
                   May 2004                          $420,000
              -----------------------------------------------------
                June 2004 (and                       $440,000
                 thereafter)
              -----------------------------------------------------

          4.1.4. MINIMUM GROSS PROFIT MARGIN. Gross Profit Margin (as defined and calculated in accordance with GAAP) of AT LEAST the following percentages during each of the following months (WHICH covenant shall be measured as of the last day of each month and shall be reported monthly under Section 4.2.1):

              -----------------------------------------------------
                    PERIOD                          PERCENTAGE
              -----------------------------------------------------
                 January 2002                           46%
              -----------------------------------------------------
                 February 2002                          46%
              -----------------------------------------------------
                  March 2002                            47%
              -----------------------------------------------------
                  April 2002                            47%
              -----------------------------------------------------
                   May 2002                             49%
              -----------------------------------------------------
                   June 2002                            49%
              -----------------------------------------------------
                   July 2002                            50%
              -----------------------------------------------------
                  August 2002                           50%
              -----------------------------------------------------
                September 2002                          51%
              -----------------------------------------------------
                 October 2002                           51%
              -----------------------------------------------------
                 November 2002                          52%
              -----------------------------------------------------
                 December 2002                          53%
              -----------------------------------------------------
                 January 2003                           53%
              -----------------------------------------------------
                 February 2003                          54%
              -----------------------------------------------------

              -----------------------------------------------------
                    PERIOD                          PERCENTAGE
              -----------------------------------------------------
                  March 2003                            54%
              -----------------------------------------------------
                  April 2003                            55%
              -----------------------------------------------------
                   May 2003                             55%
              -----------------------------------------------------
                   June 2003                            55%
              -----------------------------------------------------
                   July 2003                            56%
              -----------------------------------------------------
                  August 2003                           56%
              -----------------------------------------------------
                September 2003                          57%
              -----------------------------------------------------
                 October 2003                           58%
              -----------------------------------------------------
                 November 2003                          58%
              -----------------------------------------------------
                 December 2003                          58%
              -----------------------------------------------------
                 January 2004                           59%
              -----------------------------------------------------
                 February 2004                          59%
              -----------------------------------------------------
                  March 2004                            59%
              -----------------------------------------------------
                  April 2004                            60%
              -----------------------------------------------------
                   May 2004                             60%
              -----------------------------------------------------
                June 2004 (and                          60%
                  thereafter)
              -----------------------------------------------------

          4.1.5. MINIMUM VOICE GROSS PROFIT MARGIN. Voice Gross Profit Margin (as defined and calculated in accordance with GAAP) of AT LEAST the following percentages during each of the following months (WHICH covenant shall be measured as of the last day of each month and shall be reported monthly under
Section 4.2.1):

              -----------------------------------------------------
                    PERIOD                          PERCENTAGE
              -----------------------------------------------------
                 January 2002                           25%
              -----------------------------------------------------
                 February 2002                          25%
              -----------------------------------------------------
                  March 2002                            25%
              -----------------------------------------------------
                  April 2002                            25%
              -----------------------------------------------------
                   May 2002                             30%
              -----------------------------------------------------
                   June 2002                            30%
              -----------------------------------------------------
                   July 2002                            30%
              -----------------------------------------------------
                  August 2002                           31%
              -----------------------------------------------------
                September 2002                          32%
              -----------------------------------------------------
                 October 2002                           33%
              -----------------------------------------------------

              -----------------------------------------------------
                    PERIOD                          PERCENTAGE
              -----------------------------------------------------
                 November 2002                          34%
              -----------------------------------------------------
                 December 2002                          35%
              -----------------------------------------------------
                 January 2003                           35%
              -----------------------------------------------------
                 February 2003                          35%
              -----------------------------------------------------
                  March 2003                            35%
              -----------------------------------------------------
                  April 2003                            35%
              -----------------------------------------------------
                   May 2003                             35%
              -----------------------------------------------------
                   June 2003                            35%
              -----------------------------------------------------
                   July 2003                            35%
              -----------------------------------------------------
                  August 2003                           35%
              -----------------------------------------------------
                September 2003                          35%
              -----------------------------------------------------
                 October 2003                           35%
              -----------------------------------------------------
                 November 2003                          35%
              -----------------------------------------------------
                 December 2003                          35%
              -----------------------------------------------------
                 January 2004                           35%
              -----------------------------------------------------
                 February 2004                          35%
              -----------------------------------------------------
                  March 2004                            35%
              -----------------------------------------------------
                  April 2004                            35%
              -----------------------------------------------------
                   May 2004                             35%
              -----------------------------------------------------
                June 2004 (and                          35%
                  thereafter)
              -----------------------------------------------------

          4.1.6. MINIMUM COLLABORATIVE GROSS PROFIT MARGIN. Collaborative Gross Profit Margin (as defined and calculated in accordance with GAAP) of AT LEAST the following percentages during each of the following months (WHICH covenant shall be measured as of the last day of each month and shall be reported monthly under Section 4.2.1):

              -----------------------------------------------------
                    PERIOD                          PERCENTAGE
              -----------------------------------------------------
                 January 2002                           75%
              -----------------------------------------------------
                 February 2002                          75%
              -----------------------------------------------------
                  March 2002                            75%
              -----------------------------------------------------
                  April 2002                            75%
              -----------------------------------------------------
                   May 2002                             75%
              -----------------------------------------------------
                   June 2002                            75%
              -----------------------------------------------------

              -----------------------------------------------------
                    PERIOD                          PERCENTAGE
              -----------------------------------------------------
                   July 2002                            75%
              -----------------------------------------------------
                  August 2002                           75%
              -----------------------------------------------------
                September 2002                          75%
              -----------------------------------------------------
                 October 2002                           75%
              -----------------------------------------------------
                 November 2002                          75%
              -----------------------------------------------------
                 December 2002                          75%
              -----------------------------------------------------
                 January 2003                           75%
              -----------------------------------------------------
                 February 2003                          75%
              -----------------------------------------------------
                  March 2003                            75%
              -----------------------------------------------------
                  April 2003                            75%
              -----------------------------------------------------
                   May 2003                             75%
              -----------------------------------------------------
                   June 2003                            75%
              -----------------------------------------------------
                   July 2003                            75%
              -----------------------------------------------------
                  August 2003                           75%
              -----------------------------------------------------
                September 2003                          75%
              -----------------------------------------------------
                 October 2003                           75%
              -----------------------------------------------------
                 November 2003                          75%
              -----------------------------------------------------
                 December 2003                          75%
              -----------------------------------------------------
                 January 2004                           75%
              -----------------------------------------------------
                 February 2004                          75%
              -----------------------------------------------------
                  March 2004                            75%
              -----------------------------------------------------
                  April 2004                            75%
              -----------------------------------------------------
                   May 2004                             75%
              -----------------------------------------------------
                June 2004 (and                          75%
                  thereafter)
              -----------------------------------------------------

          4.1.7. MINIMUM DIAL-UP CUSTOMER COUNT. AT LEAST the following number of Dial-Up Customers as of the end of each relevant month (WHICH covenant shall be measured as of the last day of each month and shall be reported monthly under
Section 4.2.1):

              -----------------------------------------------------
                   PERIOD                      NUMBER OF CUSTOMERS
              -----------------------------------------------------
                January 2002                         24,000
              -----------------------------------------------------
                February 2002                        24,000
              -----------------------------------------------------
                 March 2002                          24,000
              -----------------------------------------------------

              -----------------------------------------------------
                   PERIOD                      NUMBER OF CUSTOMERS
              -----------------------------------------------------
                 April 2002                          24,000
              -----------------------------------------------------
                  May 2002                           24,000
              -----------------------------------------------------
                  June 2002                          24,000
              -----------------------------------------------------
                  July 2002                          24,000
              -----------------------------------------------------
                 August 2002                         24,000
              -----------------------------------------------------
               September 2002                        24,000
              -----------------------------------------------------
                October 2002                         24,000
              -----------------------------------------------------
                November 2002                        24,000
              -----------------------------------------------------
                December 2002                        24,000
              -----------------------------------------------------
                January 2003                         25,000
              -----------------------------------------------------
                February 2003                        25,000
              -----------------------------------------------------
                 March 2003                          25,000
              -----------------------------------------------------
                 April 2003                          25,000
              -----------------------------------------------------
                  May 2003                           25,000
              -----------------------------------------------------
                  June 2003                          25,000
              -----------------------------------------------------
                  July 2003                          25,000
              -----------------------------------------------------
                 August 2003                         25,000
              -----------------------------------------------------
               September 2003                        25,000
              -----------------------------------------------------
                October 2003                         25,000
              -----------------------------------------------------
                November 2003                        25,000
              -----------------------------------------------------
                December 2003                        25,000
              -----------------------------------------------------
                January 2004                         26,000
              -----------------------------------------------------
                February 2004                        26,000
              -----------------------------------------------------
                 March 2004                          26,000
              -----------------------------------------------------
                 April 2004                          26,000
              -----------------------------------------------------
                  May 2004                           26,000
              -----------------------------------------------------
               June 2004 (and                        26,000
                 thereafter)
              -----------------------------------------------------

          4.1.8. MINIMUM EBITDA. EBITDA for the relevant months of at least the following amounts (WHICH covenant shall be measured as of the last day of each month and shall be reported monthly under Section 4.2.1):

              ------------------------------------------------
                  PERIOD                            AMOUNT
              ------------------------------------------------
               January 2002                        $100,000
              ------------------------------------------------
               February 2002                       $100,000
              ------------------------------------------------
                March 2002                         $100,000
              ------------------------------------------------
                April 2002                         $150,000
              ------------------------------------------------
                 May 2002                          $150,000
              ------------------------------------------------
                 June 2002                         $150,000
              ------------------------------------------------
                 July 2002                         $150,000
              ------------------------------------------------
                August 2002                        $200,000
              ------------------------------------------------
              September 2002                       $200,000
              ------------------------------------------------
               October 2002                        $200,000
              ------------------------------------------------
               November 2002                       $200,000
              ------------------------------------------------
               December 2002                       $200,000
              ------------------------------------------------
               January 2003                        $200,000
              ------------------------------------------------
               February 2003                       $200,000
              ------------------------------------------------
                March 2003                         $200,000
              ------------------------------------------------
                April 2003                         $200,000
              ------------------------------------------------
                 May 2003                          $250,000
              ------------------------------------------------
                 June 2003                         $250,000
              ------------------------------------------------
                 July 2003                         $250,000
              ------------------------------------------------
                August 2003                        $250,000
              ------------------------------------------------
              September 2003                       $250,000
              ------------------------------------------------
               October 2003                        $300,000
              ------------------------------------------------
               November 2003                       $300,000
              ------------------------------------------------
               December 2003                       $300,000
              ------------------------------------------------
               January 2004                        $300,000
              ------------------------------------------------
               February 2004                       $300,000
              ------------------------------------------------
                March 2004                         $300,000
              ------------------------------------------------
                April 2004                         $350,000
              ------------------------------------------------
                 May 2004                          $350,000
              ------------------------------------------------
              June 2004 (and                       $350,000
                thereafter)
              ------------------------------------------------

     1.9. CAPITAL EXPENDITURES - REVISED. Section 5.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

           "CAPITAL EXPENDITURES. Borrowers (on a consolidated basis) will not incur Capital Expenditures in excess of $150,000 during any fiscal year."

     1.10. DOCUMENTATION FEES AND EXPENSES. In accordance with Section 4.16 of the Credit Agreement, Borrowers hereby agree to pay or reimburse Administrative Agent (immediately upon demand) for all costs, fees and expenses (including the fees and expenses of in-house and outside counsel) with respect to the preparation, negotiation, and execution of this Amendment and the Purchase Agreement.

     1.11 DEFINITION OF ADJUSTED LIBO RATE -- REVISED. The definition of Adjusted LIBO Rate is hereby amended by adding at the end thereof the following sentence:

          "NOTWITHSTANDING THE FOREGOING, at no time shall the Adjusted LIBO Rate be less than 2.5%."

     1.12 DEFINITION OF PRIME RATE - REVISED. The definition of Prime Rate is hereby amended by adding at the end thereof the following sentence:

          "NOTWITHSTANDING THE FOREGOING, at no time shall the Prime Rate be less than 5.0%."

     1.13. SUPPLEMENTAL DEFINITIONS. The following definitions in Article 9 are hereby added thereto or amended and restated in their entirety:

           a. ""COLLABORATIVE GROSS PROFIT MARGIN" means Gross Profit Margin with respect to the Collaborative Revenue."

           b. ""COLLABORATIVE REVENUE" means retail revenue derived from providing design and hosting services for the product branded as ImediaPro, PROVIDED HOWEVER that the portion of such revenue consisting of revenue from design services shall not exceed the following: 75% during 2002, 60% during 2003, and 50% during 2004."

           c. ""DIAL-UP CUSTOMER" means a distinct retail customer of Borrowers' dial-up internet access services that (a) has a monthly base rate of at least $15 AND (b) is not more than 15 calendar days past due on any payments."

           d. ""EXCESS CASH FLOW" means OCF for the immediately preceding fiscal quarter MINUS Total Charges for the immediately preceding fiscal quarter."

           e. ""INVESTMENT INSTRUMENT" has the meaning as set forth in the Purchase Agreement (as defined in Section 1.1 of Amendment Number Two)."

           e. ""VOICE GROSS PROFIT MARGIN" means Gross Profit Margin with respect to the Voice Revenue."

           f. ""VOICE REVENUE" means retail revenue derived from local dial tone, features, inter LATA toll, intra LATA toll and calling card services (and shall not include any revenue from any sources generated on a wholesale basis)."

     1.14. SUPPLEMENTS TO LOAN DOCUMENT SCHEDULES. Within 10 Business Days after the Amendment Number Two Closing Date, Borrowers shall provide Administrative Agent with a schedule that supplements and otherwise modifies (to the extent necessary) the various schedules and exhibits to the Loan Documents in order to make each such schedule and exhibit to each such document true, accurate and complete as of the Amendment Number Two Closing Date.

     1.15. REAFFIRMATION OF COLLATERALIZATION. To the extent not otherwise already covered by the Loan Documents, each Borrower hereby grants and pledges to Administrative Agent (for the benefit of itself and the other Lenders) a present, absolute, unconditional and continuing security interest in and pledge of and collateral assignment of all of the Collateral under and as defined in the Loan Documents to which such Borrower is a party as collateral security for funds advanced pursuant to the Credit Agreement and the other Loan Documents.

     1.16. REFERENCES IN OTHER LOAN DOCUMENTS. In furtherance of the foregoing,

           a. References in the Original Credit Agreement to the "Agreement" or "Credit Agreement" hereafter mean the Credit Agreement (as amended hereby). References in the other Loan Documents to the "Credit Agreement" hereafter mean the Credit Agreement (as amended hereby).

           b. References in the Original Loan Documents (including in the Credit Agreement) to the other "Loan Documents" (either as a group or individually) or to such other documents by their individual separate titles hereafter mean such Loan Documents (as amended hereby).

     1.17. RELATIONSHIP TO LOAN DOCUMENTS. This Amendment is an amendment and supplement to (and not a novation of) the Loan Documents as well as the schedules thereto WITHOUT any discharge, release or satisfaction of the existing obligations or indebtedness (or any guaranty or collateral security therefor), all of which obligations, indebtedness and security remains outstanding under the Loan Documents. Except as specifically amended by this Amendment, the Loan Documents are (and continue to be) in full force and effect as in effect prior to the date hereof. This Amendment becomes effective as to any party as of the date of its execution hereof, AND the failure of any party hereto to execute this Amendment shall in no way affect the obligations hereunder or under the other Loan Documents of the parties hereto that have executed this Amendment. While this Amendment (for convenience of the parties hereto) has been prepared for execution by all Borrowers, except as otherwise expressly provided herein, this Amendment shall not create for any Borrower liability under any Loan Document to which such Borrower is not a signatory.

                            ARTICLE 2: MISCELLANEOUS

     2.1. LOAN DOCUMENT; DEFINITIONS. This Amendment is a Loan Document executed pursuant to the Credit Agreement and (unless otherwise expressly indicated herein) is to be construed, administered and applied in accordance with the terms and provisions thereof. Capitalized terms used herein without separate definitions have the meaning ascribed to such terms in the Credit Agreement (if such a definition exists therein) or in the other Loan Documents. The rules of construction and the number and gender provisions under Article 9 of the Credit Agreement are also applicable herein.

     2.2. ADDITIONAL REPRESENTATIONS AND COVENANTS. Each Borrower makes the following representations and warranties solely with respect to this Amendment and any Loan Document to which such Borrower is a signatory:

           2.2.1. AUTHORIZATION AND ENFORCEABILITY. Each Borrower represents and warrants (a) that it has the full power and authority to enter into, to deliver and to perform this Amendment, the Credit Agreement and the other Loan Documents to which it is a party, and all other agreements and actions required of it hereunder, AND (b) that all actions necessary or appropriate for such Borrower's execution, delivery and performance of this Amendment, the Credit Agreement and the other Loan Documents, and all other agreements and actions required hereunder or thereunder have been properly and fully taken, AND (c) that, upon execution and delivery, this Amendment as well as the Credit Agreement and the other Loan Documents will constitute the legal, valid and binding obligations of each party hereto or thereto enforceable in accordance with the terms hereof or thereof, EXCEPT as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity.

           2.2.2. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby renews each and all representations and warranties made by it contained in the Loan Documents, AND each Borrower hereby represents and warrants that all such representations and warranties (as modified by the schedules related thereto) are true, correct and complete in all material respects on and as of the Amendment Closing Date.

           2.2.3. NO DEFAULT. Each Borrower hereby represents and warrants that no Default or Event of Default currently exists under the Loan Documents to which it is a party. Each Borrower hereby represents and warrants that no Default or Event of Default under the Loan Documents to which it is a party will result from the execution, delivery or performance of this Amendment.

     2.3. BINDING AND GOVERNING LAW. This Amendment has been delivered by Borrowers and has been received by Administrative Agent in the Commonwealth of Virginia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, personal representatives and executors. This Amendment shall be governed as to its validity, interpretation, construction and effect by the laws of the Commonwealth of Virginia (without giving effect to the conflicts of law rules of the Commonwealth of Virginia).

     2.4. SURVIVAL. All agreements, representations, warranties and covenants of any Borrower contained herein or in any documentation required hereunder shall survive the execution and delivery of this Amendment and (except as otherwise expressly provided herein) will continue in full force and effect so long as any indebtedness or other obligation of any Borrower to Administrative Agent or any Lender remains outstanding under any of the Loan Documents.

     2.5. NO WAIVER; DELAY IN ACTING. To be effective, any waiver by Administrative Agent must be expressed in a writing executed by Administrative Agent. Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not act as a waiver of any Default or any right, power or remedy of Administrative Agent or any Lender under any Loan Document or any other agreements and documents executed in connection herewith or therewith and shall not constitute a waiver of any provision thereof. If Administrative Agent waives any power, right or remedy arising hereunder or under any applicable law, THEN such waiver will not be deemed to be a waiver upon the later occurrence or recurrence of any events giving rise to the earlier waiver. No failure or delay by Administrative Agent to insist upon the strict performance of any term, condition, covenant, or agreement of this Amendment or any other Loan Document, or to exercise any right, power or remedy hereunder or thereunder, will constitute a waiver of any such term, condition, covenants or agreement or of any such breach, or preclude Administrative Agent from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under any Loan Document, Administrative Agent will not be deemed to have waived the right either to require prompt payment when due of all other amounts payable under a Loan Document or to declare an Event of Default for failure to effect such prompt payment of any such other amount. The remedies provided herein are cumulative and not exclusive of each other, the remedies provided by law, and/or the remedies provided by the other Loan Documents.

     2.6. MODIFICATION. Except as otherwise provided in this Amendment, no modification or amendment hereof shall be effective unless made in writing and signed by Administrative Agent and any other party hereto as to which such amendment or modification is applicable.

     2.7. HEADINGS. The various headings in this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

     2.8. PRIOR AGREEMENTS. This Amendment shall completely and fully supersede all other and prior agreements and correspondence (both written and oral) by and between Borrowers and Administrative Agent concerning the terms and conditions of this Amendment.

     2.9. SEVERABILITY. If fulfillment of any provision hereof or any transaction related hereto or to the other Loan Documents at the time performance thereof shall be due shall involve transcending the limit of validity prescribed by law, THEN IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision herein contained operates or would prospectively operate to invalidate this Amendment or any other Loan Document, in whole or in part, THEN such clause or provision only shall be void, as though not herein or therein contained, AND the remainder of this Amendment and the other Loan Documents shall remain operative and in full force and effect; PROVIDED, HOWEVER, if any such provision pertains to the repayment of any indebtedness under the Loan Documents, THEN the occurrence of any such invalidity shall constitute an immediate Event of Default under the Credit Agreement.

     2.10. COUNTERPARTS. This Amendment may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document. Each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

     2.11. WAIVER OF SUBROGATION. Until the Obligations are paid in full and the Loan Documents are terminated, each Borrower hereby waives any and all rights of subrogation, contribution and reimbursement that it, he or she may now have or hereafter acquire with respect to its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Administrative Agent or any Lender.

     2.12. WAIVER OF SURETYSHIP DEFENSES. Each Borrower hereby waives any and all defenses and rights of discharge based upon suretyship or impairment of collateral (including, without limitation, lack of attachment or perfection with respect thereto) that it, he or she may now have or may hereafter acquire with respect to Administrative Agent or any Lender or any of its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Administrative Agent or any Lender.

     2.13. WAIVER OF LIABILITY. EACH BORROWER (A) AGREES THAT NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY TO ANY BORROWER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED BY ANY BORROWER IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT OR ANY INVESTMENT INSTRUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD AND (B) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR ANY LENDER (OR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE, EXCEPT FOR CLAIMS FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY WITH RESPECT TO (AND EACH BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY BORROWER IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT OR ANY INVESTMENT INSTRUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH.

     2.14. FORUM SELECTION; CONSENT TO JURISDICTION. ANY LITIGATION IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY BORROWER WILL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF VIRGINIA OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY BORROWER, ANY COLLATERAL OR ANY OTHER PROPERTY MAY ALSO BE BROUGHT (AT ADMINISTRATIVE AGENT'S AND LENDERS' OPTION) IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR WHERE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE OBTAIN PERSONAL JURISDICTION OVER SUCH BORROWER. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE THE

COMMONWEALTH OF VIRGINIA. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THEN SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT.

     2.15. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT, EACH LENDER AND EACH BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY BORROWER. EACH BORROWER ACKNOWLEDGES AND AGREES (A) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY), AND (B) THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL IN CONNECTION HEREWITH, AND (C) THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS AND FUNDING ADVANCES THEREUNDER.

     2.16. CONSTRUCTION. The language in all parts of this Amendment and the other Loan Documents in all cases shall be construed as a whole according to its fair meaning.

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER TWO, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                              BIZNESSONLINE.COM, INC.

By:  /s/ Daniel J. Sullivan          By:   /s/ Mark E. Munro
   -------------------------------      ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              GLOBAL 2000 COMMUNICATIONS, INC.

By:  /s/ Daniel J. Sullivan          By:   /s/ Mark E. Munro
   -------------------------------      ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              ALBANYNET, INC.

By:  /s/ Daniel J. Sullivan          By:   /s/ Mark E. Munro
   -------------------------------      ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              WEBWAY INTERNET, INC.

By:  /s/ Daniel J. Sullivan          By:   /s/ Mark E. Munro
   -------------------------------      ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER TWO, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                              ASCENT NETWORKING, INC.

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ------------------------------       ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              CYBERZONE, INC.

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              CARAVELA SOFTWARE, INC.

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              NECANET, INC.

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER TWO, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                              PRIME COMMUNICATION SYSTEMS, INCORPORATED

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              INFOBOARD, INC.

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              BORG INTERNET SERVICES, INC.

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              ULSTERNET, INC.

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER TWO, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                              TELESUPPORT, INC.


By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              TELECON COMMUNICATIONS CORP.

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              BOL ACQUISITION CO. VIII, INC.

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

ATTEST:                              XCALIBUR INTERNET, INC.

By:   /s/ Daniel J. Sullivan         By:   /s/ Mark E. Munro
   ----------------------------         ---------------------------------------
Name:  Daniel J. Sullivan            Name:  Mark E. Munro
Title: Vice President                Title: President and Treasurer

[SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER TWO, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

WITNESS:                             MCG CAPITAL CORPORATION (as
                                     Administrative Agent and as a Lender)

                                     By:   /s/ Steven F. Tunney
-------------------------------       ----------------------------------------
                                          Name:  Steven F. Tunney
                                          Title: President and Chief Operating
                                                 Officer